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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 11, 1999


                                 MAIL.COM, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE
(State or other jurisdiction of          000-26371               13-3787073
        incorporation)            (Commission File Number)    (I.R.S. Employer
                                                             Identification No.)


                             11 BROADWAY, 6TH FLOOR
                               NEW YORK, NY 10004
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (212) 425-4200


                                       N/A
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           Former Name or Former Address, if Changed Since Last Report
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ITEM 5.  OTHER EVENTS

         Mail.com, Inc. ("Mail.com"), Mast Acquisition Corp., a newly formed subsidiary of Mail.com ("Acquisition Sub"), and NetMoves Corporation ("NetMoves") have entered into an Agreement and Plan of Merger dated as of December 11, 1999 (the "Merger Agreement"). The Merger Agreement provides for Acquisition Sub to merge with and into NetMoves, with NetMoves becoming a wholly-owned subsidiary of Mail.com (the "Merger"). A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

         The Merger Agreement provides for the issuance of 0.385336 shares of Mail.com Class A common stock in exchange for each share of common stock of NetMoves outstanding immediately prior to the consummation of the Merger. Completion of the transaction is subject to the satisfaction of certain conditions, including approval of the stockholders of NetMoves at a special meeting to be held as soon as practicable and the expiration of antitrust regulatory waiting periods.

         Concurrently with the execution of the Merger Agreement, certain directors and officers of NetMoves entered into separate Company Voting Agreements with Mail.com. These directors and officers beneficially hold outstanding shares of NetMoves common stock representing approximately 2.0% of NetMoves' outstanding common stock and options or warrants exercisable for NetMoves common stock representing approximately 10.8% of NetMoves' outstanding common stock. Pursuant to the Company Voting Agreements, such directors and officers have agreed, among other things, to vote their respective shares of NetMoves common stock in favor of approval and adoption of the Merger Agreement and approval of the Merger and against any competing transaction that may arise. A copy of the form of Company Voting Agreement is filed herewith as Exhibit 2.2 and is incorporated herein by reference.

         A copy of the press release announcing the execution of the Merger Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated as of December 11, 1999 by and among Mail.com, Inc., Mast Acquisition Corp. and NetMoves Corporation.*

                  2.2 Form of Company Voting Agreement dated as of December 11, 1999 by and between Mail.com, Inc. and certain directors and officers of NetMoves Corporation.

                  99.1     Joint Press Release dated December 13, 1999.


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*    Disclosure schedules and other attachments to the Agreement and Plan of
     Merger are omitted, but will be furnished supplementally to the Commission upon request.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 1999


                                                  MAIL.COM, INC.


                                                  By: /s/ GARY MILLIN
                                                      --------------------------
                                                      Gary Millin, President


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                                  EXHIBIT INDEX

Exhibit

2.1 Agreement and Plan of Merger dated as of December 11, 1999 by and among Mail.com, Inc., Mast Acquisition Corp. and NetMoves Corporation.*

2.2 Form of Company Voting Agreement dated as of December 11, 1999 by and between Mail.com, Inc. and certain directors and officers of NetMoves Corporation.

99.1     Joint Press Release dated December 13, 1999.


* Disclosure schedules and other attachments to the Agreement and Plan of Merger are omitted, but will be furnished supplementally to the Commission upon request.


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